UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

Terra Nitrogen Company, L.P.

(Exact name of registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.                                              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 12, 2018, Terra Nitrogen Company, L.P., a Delaware limited partnership (the “Company”), notified the New York Stock Exchange (the “NYSE”) of its intention to withdraw voluntarily its common units representing limited partner interests (the “Common Units”) from listing on the NYSE and from registration on the NYSE under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection therewith, the Company notified the NYSE of its intention to file, on March 22, 2018, a Form 25 with the Securities and Exchange Commission (the “SEC”) to withdraw voluntarily the Common Units from listing on the NYSE and from registration on the NYSE under Section 12(b) of the Exchange Act. The Common Units will continue to be listed through April 1, 2018 and will no longer be listed on April 2, 2018. The Company intends to file a Form 15 with the SEC on April 2, 2018 to notify the SEC of the suspension of its reporting obligations under the Exchange Act.

The actions described above are being taken in anticipation of the purchase on April 2, 2018 by Terra Nitrogen GP Inc., a Delaware corporation (“TNGP”), of all of the issued and outstanding Common Units not already owned by affiliates of TNGP. As previously announced on February 7, 2018, TNGP has elected to exercise the right, assigned to TNGP by the Company, to purchase all of the issued and outstanding Common Units not already owned by TNGP or its affiliates on April 2, 2018 for a cash purchase price of $84.033 per Common Unit in accordance with the Company’s partnership agreement. As a result of the purchase, the Company will become a wholly owned subsidiary of CF Industries Holdings, Inc., and there will no longer be a public market for the Common Units.

A copy of the press release announcing the Company’s intention to delist and deregister the Common Units is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                                              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated March 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 12, 2018	TERRA NITROGEN COMPANY, L.P.
		By:	Terra Nitrogen GP Inc.
		Its:	General Partner

		By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary